                                                                    EXHIBIT 10.8

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.     NOTICE OF STOCK OPTION GRANT
       ----------------------------

       Paul Engle

       You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Date of Grant                             April 30, 2001

       Vesting Commencement Date                 April 30, 2001

       Exercise Price per Share                  $13.19

       Total Number of Shares Granted            1,600,000

       Total Exercise Price                      $21,104,000.00

       Type of Option                              X   Incentive Stock Option
                                                 -----

                                                 _____ Nonstatutory Stock Option

       Term/Expiration Date:                     April 29, 2011

       Exercise and Vesting Schedule:
       -----------------------------

       Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

       The Option shall vest over a four-year period from the date of grant with 15% of the shares vesting at the end of six months and 1/42/nd/ of the shares remaining vesting at the end of each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

       Acceleration Upon Termination of Employment. Notwithstanding the
       -------------------------------------------
foregoing, in the event of a Change of Control of the Company during the option term, the vesting of the options shall be accelerated so that, when aggregated with any Shares previously exercised, at least 50% of the total Shares are vested upon the date the Change of Control is consummated. The remaining unvested

Shares shall vest on the same schedule as existed prior to the Change of Control. For example, if a Change of Control occurs when 25% of the Shares are vested, then this Option shall have accelerated vesting as to an additional 25% and the remaining unvested Shares shall continue to vest in accordance with the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. If a Change of Control occurs after more than 50% of the Shares have vested, then there will be no acceleration of vesting under this provision.

       In addition, upon an Involuntary Termination of the Optionee's employment other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested.

       In the event that the Company terminates the Optionee's employment without "Cause", or in the event the Optionee resigns as a result of "Constructive Termination", after the Optionee has reported to the Company but prior to the consummation of a Change of Control, the Company will provide the Optionee with a settlement of acceleration of vesting of the options to be granted to the Optionee equal to the greater of (A) six months of additional vesting or (B) vesting through the first year cliff of the Optionee's vesting schedule. The settlement is subject to a non-compete/non-solicit agreement and provided that the Optionee executes a general waiver of claims in favor of the Company.

       The following terms referred to in this Agreement shall have the following meanings:

                (i) Cause. "Cause" shall mean (i) the Optionee's willful failure to substantially perform his material duties (other than as a failure resulting from the Optionee's complete or partial incapacity due to physical or mental illness or impairment) for a period of ninety (90) days after a written demand for substantial performance is delivered to the Optionee by the Board that specifically identifies the manner in which the Board believes that the Optionee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, and (iii) a willful act by the Optionee that constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Optionee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

                (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

                Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                a merger or consolidation in which the Company is a party and in which the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

                the sale or disposition by the Company of all or substantially all the Company's assets.

                (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 4(f) below.

                (a) Constructive Termination. "Constructive Termination" means the Optionee terminates employment with the Company as a result of one or more of the following events: (i) a reduction in the Optionee's annualized base salary; (ii) without the Optionee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; and (iii) without the Optionee's express written consent, the Company substantially reduces the Optionee's authority or responsibility as President and Chief Operating Officer.

       Termination Period:
       ------------------

       This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.    AGREEMENT
       ---------

       A.   Grant of Option.
            ---------------

                The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

       B.   Exercise of Option.
            ------------------

                (a)     Right to Exercise. This Option is exercisable during its
                        -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                (b)     Method of Exercise. This Option is exercisable by
                        ------------------
delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                    No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

       C.  Method of Payment.
           ------------------

                Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                1. cash; or

                2. check; or

                3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

       D.  Non-Transferability of Option.
           -----------------------------

                This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       E.  Term of Option.
           ---------------

                This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       F.  Tax Consequences.
           ----------------

                Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

       G.  Exercising the Option.
           ---------------------

                1. Nonstatutory Stock Option. The Optionee may incur regular
                   -------------------------
federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                2. Incentive Stock Option. If this Option qualifies as an ISO,
                   ----------------------
the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                3. Disposition of Shares.
                   ---------------------

                        (a) NSO. If the Optionee holds NSO Shares for at least
                            ---
one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                        (b) ISO. If the Optionee holds ISO Shares for at least
                            ---
one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                        (c) Notice of Disqualifying Disposition of ISO Shares.
                            -------------------------------------------------
If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

       H. Entire Agreement; Governing Law.
          -------------------------------

                The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

       I. NO GUARANTEE OF CONTINUED SERVICE.
          ----------------------------------

                OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                AVANEX CORPORATION

/s/ Paul Engle                           By   /s/ Walter Alessandrini
--------------------------------------     -------------------------------------
Signature

                                              Chairman & Chief Executive Officer
--------------------------------------   ---------------------------------------
Print Name                               Title


______________________________________
Residence Address


______________________________________

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary

       1.    Exercise of Option. Effective as of today, ________________, _____,
             ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

       2.    Delivery of Payment. Purchaser herewith delivers to the Company the
             -------------------
full purchase price for the Shares.

       3.    Representations of Purchaser. Purchaser acknowledges that Purchaser
             ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       4.    Rights as Shareholder. Until the issuance (as evidenced by the
             ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

       5.    Tax Consultation. Purchaser understands that Purchaser may suffer
             ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

       6.    Entire Agreement; Governing Law. The Plan and Option Agreement are
             -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER:                                   AVANEX CORPORATION


_________________________________________    ___________________________________
Signature                                    By

_________________________________________    ___________________________________
Print Name

Address:                                     Address:
-------                                      -------

_________________________________________    AVANEX CORPORATION

                                             40919 Encyclopedia Circle
_________________________________________    Fremont, CA 94538



                                             ___________________________________
                                             Date Received

TO:      Paul Engle

FROM:    Jessy Chao, Vice President, Finance and CFO

DATE:    January 24, 2002

RE:      Important Change to your Options under the 1998 Stock Plan

________________________________________________________________________________

       I am pleased to inform you of an important change, as approved by the Compensation Committee on October 18, 2001, to the options previously granted to you, dated April 30, 2001 under the Avanex Corporation 1998 Stock Plan (the "Plan").

       As explained more fully below, you now will have up to twenty-four (24) months to exercise any vested options if your employment with the Company terminates due to an Involuntary Termination without Cause within twelve (12) months after a Change of Control. (However, in no event may you exercise your options after the Term/Expiration Date of your option). Previously, the maximum time to exercise following your Involuntary Termination without Cause was three
(3) months. Please refer to your stock option agreements (the "Agreements") and/or the Plan for the definition of capitalized terms (such as "Involuntary Termination" and "Cause") that are used but not defined in this memo.

       Before the change described in this memo, the applicable portion of each of your Agreements read as follows:

              Termination Period: This Option may be exercised for three months
              ------------------
       after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

       The applicable portion of each of your Agreements now will be deemed to read as follows:

              Termination Period: This Option may be exercised for three months
              ------------------
       after Optionee ceases to be a Service Provider, except as follows. If Optionee ceases to be a Service Provider within 12 months after a Change of Control and due to an Involuntary Termination other than for Cause, this Option may be exercised for twenty-four (24) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

       If your options originally were intended to be Incentive Stock Options ("ISOs"), those options instead now may be nonstatutory stock options ("NSOs"). The reason for this is that Internal Revenue Service rules state that an ISO may not be "modified" after it is granted. Under current IRS rules, a change (such as the above extension of post-termination of employment exercisability) will be considered to have "modified" your ISOs (thus turning them into NSOs) if the exercise price of the option is less than $4.55 per share. Any ISOs that have an exercise price of at least $4.55 per share will remain ISOs even after the change described in this memo. In any case, there is no immediate tax effect to you of converting an ISO to an NSO; it merely affects the tax treatment upon exercise of the option. Please refer to the prospectus for the Plan (dated February 16, 2002) for more information about the tax effects of receiving and exercising stock options under the Plan. If you need another copy of the prospectus, please do not hesitate to call or email Margaret Quinn as indicated below. You should consult with your personal tax advisor before exercising or selling shares of Avanex stock to make sure that you understand all of the potential state and federal tax consequences of any such transactions.

       Please acknowledge your receipt and understanding of this memo by signing one copy of this memo and returning it to Margaret Quinn in Human Resources. Please keep the enclosed copy of this memo for your records.

       Again, I am very pleased that we are able to provide you with this important change to your options.

       If you have any questions or comments, please do not hesitate to contact me or Margaret Quinn, Vice President, Human Resources and Administration by phone at (510) 897-4212 or by e-mail at Margaret_Quinn@avanex.com.
                                        -------------------------

Sincerely,



Jessy Chao
Vice President, Finance and CFO

EMPLOYEE SIGNATURE:

       I have read and understand the change to my options that is described in this memo.

/s/ Paul Engle
-------------------------------------       ------------------------------------
Signature                                   Date

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the 1998 Stock Plan, as amended (the "Plan") shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         Paul Engle

         You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant                          November 5, 2001

         Vesting Commencement Date              November 5, 2001

         Exercise Price per Share               $4.90

         Total Number of Shares Granted         1,400,000

         Total Exercise Price                   $6,860,000.00

         Type of Option                         _____ Incentive Stock Option


                                                  X   Nonstatutory Stock Option
                                                -----

         Term/Expiration Date:                  November 4, 2011

         Exercise and Vesting Schedule:
         -----------------------------

         Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

         25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates.

         Acceleration Upon Termination of Employment. Notwithstanding the
         -------------------------------------------
foregoing, in the event of a Change of Control of the Company during the option term, the vesting of the Option shall be accelerated so that, when aggregated with any Shares previously exercised, at least 50% of the total

Shares subject to the Option shall be vested upon the date the Change of Control is consummated. The remaining unvested Shares shall vest on the same schedule as existed prior to the Change of Control. For example, if a Change of Control occurs when 25% of the Shares are vested, then this Option shall have accelerated vesting as to an additional 25% of the Shares subject to the Option and the remaining unvested Shares shall continue to vest in accordance with the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. If a Change of Control occurs after more than 50% of the Shares subject to the Option have vested, then there will be no acceleration of vesting under this provision.

         In addition, upon an Involuntary Termination of the Optionee's employment other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested.

         In the event that the Company terminates the Optionee's employment without "Cause," or in the event the Optionee resigns as a result of "Constructive Termination," after the Optionee has reported to the Company but prior to the consummation of a Change of Control, then vesting of the Option shall be accelerated equal to the greater of (A) six months of additional vesting or (B) vesting through the first year cliff of the Optionee's vesting schedule. The acceleration shall be subject to the Optionee entering into a non-compete/non-solicit agreement and a general waiver of claims in favor of the Company, both agreements to be in a form acceptable to the Company.

         The following terms referred to in this Agreement shall have the following meanings:

                    (i) Cause. "Cause" shall mean (i) the Optionee's willful failure to substantially perform his material duties (other than as a failure resulting from the Optionee's complete or partial incapacity due to physical or mental illness or impairment) for a period of ninety (90) days after a written demand for substantial performance is delivered to the Optionee by the Board that specifically identifies the manner in which the Board believes that the Optionee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, or (iii) a willful act by the Optionee that constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Optionee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

                    (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

                    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                    the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

                    a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or the sale or disposition by the Company of all or substantially all the Company's assets.

                    (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                    (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

                    (v) Constructive Termination. "Constructive Termination" means the Optionee terminates employment with the Company as a result of one or more of the following events: (i) a reduction in the Optionee's annualized base salary; (ii) without the Optionee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; and (iii) without the Optionee's express written consent, the Company substantially reduces the Optionee's authority or responsibility as President and Chief Executive Officer.

         Termination Period:
         ------------------

         This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

         In addition, upon an Involuntary Termination of the Optionee's employement other than for Cause upon or within 12 months after a Change of Control, this Option may be exercised for twenty-four months after Optionee ceases to be a Service Provider.

II.      AGREEMENT
         ---------

         A. Grant of Option.
            ----------------

               The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         B. Exercise of Option.
            -------------------

               (a)    Right to Exercise. This Option is exercisable during its
                      -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b)    Method of Exercise. This Option is exercisable by delivery
                      ------------------
of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                    No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         C. Method of Payment.
            ------------------

               Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               1.  cash; or

               2.  check; or

               3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

               4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         D. Non-Transferability of Option.
            ------------------------------

               This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         E. Term of Option.
            ---------------

               This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         F. Tax Consequences.
            -----------------

               Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         G. Exercising the Option.
            ----------------------

               1. Nonstatutory Stock Option. The Optionee may incur regular
                  -------------------------
federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               2. Incentive Stock Option. If this Option qualifies as an ISO,
                  ----------------------
the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               3. Disposition of Shares.
                  ---------------------

                    (a) NSO. If the Optionee holds NSO Shares for at least one
                        ---
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                    (b) ISO. If the Optionee holds ISO Shares for at least one
                        ---
year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                    (c) Notice of Disqualifying Disposition of ISO Shares. If
                        -------------------------------------------------
the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         H. Entire Agreement; Governing Law.
            -------------------------------

               The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I. NO GUARANTEE OF CONTINUED SERVICE.
        ----------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   AVANEX CORPORATION

/s/ Paul Engle                                 /s/ Jessy Chao
____________________________________        By__________________________________
Signature

Paul Engle                                      Vice President, Finance and CFO
____________________________________        ------------------------------------
Print Name                                  Title

____________________________________
Residence Address


____________________________________

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary


     1.  Exercise of Option. Effective as of today, ________________, _____, the
         ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.  Delivery of Payment. Purchaser herewith delivers to the Company the
         -------------------
full purchase price for the Shares.

     3.  Representations of Purchaser. Purchaser acknowledges that Purchaser has
         ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.  Rights as Stockholder. Until the issuance (as evidenced by the
         ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.  Tax Consultation. Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Entire Agreement; Governing Law. The Plan and Option Agreement are
         -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER:                                   AVANEX CORPORATION


______________________________________       ___________________________________
Signature                                    By

______________________________________       ___________________________________
Print Name

Address:                                     Address:
-------                                      -------


______________________________________       AVANEX CORPORATION


______________________________________       40919 Encyclopedia Circle
                                             Fremont, CA 94538



                                             ___________________________________
                                             Date Received

                                      -2-